UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2022

Amerant Bancorp Inc.

(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle

Coral Gables, Florida 33134

(Address of principal executive offices)

(305) 460-8728

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors Not Standing for Re-Election

On March 8, 2022, Frederick C. Copeland and J. Guillermo Villar each notified the Board of Directors (the “Board”) of Amerant Bancorp Inc. (the “Company”) of their respective decisions to retire from the Board and not stand for re-election at the Company’s next annual meeting of shareholders, to be held on June 8, 2022 (the “2022 Annual Meeting”). Messrs. Copeland and Villar will each serve out the remainder of their respective terms, which will expire at the 2022 Annual Meeting. Messrs. Copeland and Villar also provided notice to the board of directors of the Company’s wholly-owned bank subsidiary, Amerant Bank, N.A. (the “Bank”) of their respective decisions to retire from the board of directors of the Bank, effective upon the expiration of their term as a director of the Company. The decision by each of Messrs. Copeland and Villar to not to stand for re-election was not a result of any disagreement with the Board or management of the Company or the Bank.

Increasing the Size of the Board and Appointment of Four Directors

On March 9, 2022, the Board authorized temporarily increasing the size of the Board from nine (9) to thirteen (13) members, with such temporary increase to be effective as of April 1, 2022 (the “Effective Date”), and thereafter appointed Orlando Ashford, Samantha Holroyd, John A. Quelch and Oscar Suarez to serve as members of the Company’s Board, with such appointments to be effective as of the Effective Date. The appointment of the four directors was based upon the recommendation of the Corporate Governance and Nominating Committee of the Board. Each of the four newly appointed directors will serve until the 2022 Annual Meeting, subject to his or her earlier death, or until they shall resign or shall have been removed from office in the manner provided in the Company’s Amended and Restated Bylaws. Each of the four appointed directors will also be appointed to the Board of Directors of the Bank as of the Effective Date. The size of the Board, as temporarily expanded, will be reduced by two (2) members, to eleven (11) members, effective as of the date of the 2022 Annual Meeting upon the retirement of Messrs. Copeland and Villar.

As of the date of this Current Report on Form 8-K, the Board has not appointed any of the four directors to serve on any committees of the Board, nor a decision has been made as to which committee(s) of the Board each of the four appointed directors is expected to be named.

Neither Messrs. Ashford, Quelch, Suarez or Ms. Holroyd have any transactions reportable under Item 404(a) of Regulation S-K. As newly appointed non-employee directors of the Board in 2022, each of the four appointed directors are each entitled to a pro-rata portion of the $46,000 annual retainer for service on the Board. Once Messrs. Ashford, Quelch, and Suarez and Ms. Holroyd are appointed to serve on committee(s) of the Board they shall each be entitled to a pro-rata portion of the annual retainer for service on each of the Company Board Committees to which they are appointed. These amounts will be pro-rated for 2022, based upon time of service as a Company director. Each newly appointed director shall also be entitled to any annual equity compensation granted to members of the Board, in the form of restricted stock units.

Chairman and Lead Independent Director Appointments

On March 9, 2022, the Board appointed Gerald P. Plush as Chairman of the Board, effective immediately after the 2022 Annual Meeting and following the expiration of the current term of Mr. Copeland, the current Chairman of the Board, whose term expires at the 2022 Annual Meeting as described above. In addition to his role as Chairman, Mr. Plush will continue to serve as the Company’s President and Chief Executive Officer. In connection with the appointment of Mr. Plush as Chairman of the Board, the Board has also appointed Pamella J. Dana, Ph.D as Lead Independent Director of the Board, effective immediately after the 2022 Annual Meeting.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 9, 2022, the Board adopted and approved certain amendments to the Company’s Amended and Restated Bylaws (as amended, the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws, as amended, provide in Section 3.03 and Section 4.05 for the appointment of a Lead Independent Director from among the Board’s non-executive members in the event that the positions of Chairperson and Chief Executive Officer are held by the same person, and setting forth that any such Lead Independent Director so appointed shall schedule and chair meetings of the Board in the Chairperson’s absence, preside over executive sessions and perform such other duties as requested by the Board from time to time.

The foregoing description of the amendments to the Amended and Restated Bylaws are qualified in their entirety by the text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On March 14, 2022, the Company issued a press release announcing the retirement of Messrs. Copeland and Mr. Villar, the appointment of Mr. Ashford, Ms. Holroyd, Mr. Quelch and Mr. Suarez to the Board of the Company and the Bank and the appointment of Mr. Plush and Dr. Dana as Chairman of the Board and Lead Independent Director, respectively. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Number	Exhibit

3.1	Amended and Restated Bylaws

99.1	Press Release, dated March 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2022	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
	Name:	Julio V. Pena
	Title:	SVP – Securities Counsel and Assistant Corporate Secretary